DERIVATIVES	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
DERIVATIVES

General

We are exposed to certain risks relating to our ongoing business operations. However, derivative instruments are not used to hedge these risks. We are required to account for derivative instruments as a result of the issuance of warrants and Convertible Notes associated with the emergence from Chapter 11 on August 31, 2010. None of our derivative contracts manage business risk or are executed for speculative purposes.

Our derivative instruments are summarized as follows:

		Fair Value (Successor)
Derivative Instruments not designated as hedging instruments under ASC 815	Balance Sheet Location	December 31, 2011	December 31, 2010
Warrants	Current derivative liabilities	$662	$3,224
Convertible Note embedded derivative	Current derivative liabilities	1,643	12,503
		$2,305	$15,727

The following table presents the effect of derivative instruments on the statement of operations for the year ended December 31, 2011 and the four month period ending December 31, 2010 excluding income tax effects:

Derivative Instruments not designated as hedging instruments under ASC 815	Location of Income/(Loss) Recognized	Year Ended December 31, 2011	Four Months Ended December 31, 2010
Warrants	Derivative income (loss)	$2,562	$(101)
Convertible Note embedded derivative	Derivative income (loss)	10,860	1,097
		$13,422	$996

Warrant and Convertible Note volume positions are presented in the number of shares underlying the respective instruments. The table below presents our volume positions as of December 31, 2011 and December 31, 2010:

Derivative Instruments not designated as hedging instruments under ASC 815	Number of Shares
Warrants	3,000,000
Convertible Note embedded derivative	5,238,095
8,238,095

We do not have any derivative instrument with credit features requiring the posting of collateral in the event of a credit downgrade or similar credit event.

Fair Value Disclosures

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. Accounting guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. We review the fair value hierarchy classification on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following table presents our fair value hierarchy for liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 (in thousands):

	As of December 31, 2011
	Total	Level 1	Level 2	Level 3
Derivative – Warrants(1)	$662	$—	$—	$662
Derivative – Convertible Notes Embedded Derivative(2)	1,643	—	—	1,643
	$2,305	$—	$—	$2,305

	As of December 31, 2010
	Total	Level 1	Level 2	Level 3
Derivative – Warrants(1)	$3,224	$—	$—	$3,224
Derivative – Convertible Notes Embedded Derivative(2)	12,503	—	—	12,503
	$15,727	$—	$—	$15,727

(1)Represents warrants issued in conjunction with our Plan of Reorganization.

(2)
Represents the compound embedded derivative included in our Convertible Notes (see Note 11). The compound embedded derivative includes the value associated with the noteholders’ conversion option, as well as certain rights to receive “make-whole” amounts. The “make-whole” provision(s) provides that, upon certain contingent events, if conversion is elected on the Convertible Notes, we may be obligated to pay such holder an amount in cash, or shares of common stock to compensate noteholders who have converted early as a result of these contingent events, interest and time value of the conversion option foregone via the conversion.

The Convertible Notes embedded derivative liability was valued using a lattice model for instruments with the option to convert into common equity. The liability for warrants was valued utilizing a Black-Scholes model. Inputs into the model were based upon observable market data where possible.  Where observable market data did not exist, the Company modeled inputs based upon similar observable inputs. The key inputs in determining fair value of our derivative liabilities include our stock price, stock price volatility, risk free interest rates and interest rates for conventional debt of similarly situated companies.

A reconciliation of the changes in Level 3 fair value measurements is as follows for December 31, 2011 and 2010 (in thousands):

	Warrants	Convertible Notes Embedded Derivative
Balance at December 31, 2009	$—	$—
Purchases, issuances, and settlements	3,123	13,600
Total (gains) losses included in earnings	101	(1,097)
Balance at December 31, 2010	3,224	12,503
Purchases, issuances, and settlements	—	—
Total gains included in earnings	(2,562)	(10,860)
Balance at December 31, 2011	$662	$1,643

Our other financial instruments consist of cash and cash equivalents, trade receivables, trade payables and long-term debt. We consider the carrying values of cash and cash equivalents, trade receivables and trade payables to be representative of their respective fair values because of their short-term maturities or expected settlement dates. The carrying value of outstanding amounts under our Revolving Facility approximates fair value due to the floating interest rate and the fair value of our Convertible Notes was approximately $53.8 million, including $1.6 million related to the embedded derivative at December 31, 2011.